3rd Quarter 2025 Financial Results November 5th, 2025

3rd Quarter 2025 Financial Results Forward-looking Statements Safe Harbor Certain statements included in this presentation that are not historical facts are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as "believe," "may," "will," "estimate," "continue," "anticipate," "intend," "expect," "should," "would," "plan," "predict," "potential," "seem," "seek," "future," "outlook," and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of financial results and other operating and performance metrics, our business strategy, our cost reduction efforts, the quality of our products and services, and the potential growth of our business. These statements are based on the current expectations of Hippo's management and are not predictions of actual performance. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions, and many actual events and circumstances are beyond the control of Hippo. These forward-looking statements are subject to a number of risks and uncertainties, including our ability to navigate extensive insurance industry regulations and the scrutiny of state insurance regulators, our ability to achieve or maintain profitability in the future; our ability to retain and expand our customer base and grow our business, including our builder network; our ability to manage growth effectively; risks relating to Hippo's brand and brand reputation; denial of claims or our failure to accurately and timely pay claims; the effects of intense competition in the segments of the insurance industry in which we operate; the availability and adequacy of reinsurance, including at current coverage, limits or pricing; our ability to underwrite risks accurately and charge competitive yet profitable rates to our customers, and the sufficiency of the analytical models we use to assess and predict exposure to catastrophe losses; risks related to our proprietary technology and our digital platform; outages or interruptions or delays in services provided by our third party providers, including our data vendors; risks related to our intellectual property; the seasonal and cyclical nature of our business; the effects of severe weather events and other natural or man-made catastrophes, including the effects of climate change, global pandemics, and terrorism; any overall decline in economic activity; regulators' identification of errors in the policy forms we use, the rates we charge, and our customer communications including, but not limited to, cancellations, non-renewals and reinstatements through market conducts, complaints, or other inquiries; the effects of existing or new legal or regulatory requirements on our business, including with respect to maintenance of risk-based capital and financial strength ratings, data privacy and cybersecurity, and the insurance industry generally; and other risks set forth in the sections entitled "Risk Factors" in our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that Hippo does not presently know, or that Hippo currently believes are immaterial, that could also cause actual results to differ from those contained in the forward- looking statements. In addition, forward-looking statements reflect Hippo's expectations, plans, or forecasts of future events and views as of the date of this press release. Hippo anticipates that subsequent events and developments will cause Hippo's assessments to change. However, while Hippo may elect to update these forward-looking statements at some point in the future, Hippo specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing Hippo's assessments of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements. 2 Disclaimers

3rd Quarter 2025 Financial Results Hippo-at- a-glance 3 Technology native, multi-line carrier platform Scalable and efficient capital structure Market Leader in the New Home Builder Channel Proven and Industry-Leading talent Admitted and E&S offerings in all 50 states AM Best Rated ‘A-’ (VIII)(1) 3rd Quarter Highlights (1) AM Best has assigned the Spinnaker group of companies a Financial Strength Rating (FSR) of A- (Excellent) and a Long-Term Issuer Credit Rating (Long-Term ICR) of "a-" (Excellent). 33% 30% 48% 100% Gross Written Premium Growth vs Net Written Premium Growth vs Net Loss Ratio Net Combined Ratio $98.1M $18.3M 14% 36 Total Programs Net Income Adjusted Net Income BVPS growth vs 2024YE 6 New Programs

3rd Quarter 2025 Financial Results 4 Executing with Purpose - Q3 2025 Developments Legacy Reporting Historically we operated & reported on a (3) segment basis: Changes Organizational Restructure Sale of homebuilder distribution network $91M Net gain on sale June New Consolidated Reporting Hippo Homeowners Insurance Program Insurance-as-a-Service Services Homeowners Renters Commercial Multi-Peril (CMP) Casualty Other Book Value Per Share Tangible Book Value Per Share Consolidated Combined Ratio Lines of Business:

3rd Quarter 2025 Financial Results ...Well-Positioned To Achieve Long-Term Vision Diversified Carrier Platform $1.1B 2025E GWP   Disciplined Approach to Portfolio Optimization and Risk Management 60-65% Long-term Loss Ratio Targets Homeowners Renters CMP Other New Lines World Class Team Tech- Forward Thinking 2028 Growth Targets >$2B GWP >$125M Adj. Net Income >18% Adj. ROE   5 A technology-native insurance platform driving growth across owned and partner MGAs. Casualty

3rd Quarter 2025 Financial Results 6 Diversification & U/W in Q3 2025 New Existing 36 Programs 6 30 Westwood Integration – First Polices Bound October 2025 25pt Loss Ratio Improvement 28pt Combined Ratio Improvement $80M GWP Growth in CMP & Casualty up 130% over 3Q24 Loss Ratio and Combined Ratio are net figures

3rd Quarter 2025 Financial Results Expanding Talent New Executive Management New Board Members Robin Gordon Chief Data Officer Laura Hay Director Susan Holliday Director Served as Global Chief Data & Analytics Officer at MetLife Former Global Head of Insurance for KPMG International Former Managing Director at Swiss Re 7

3rd Quarter 2025 Financial Results 8 Executing with Purpose Strength of Platform World Class Team Carrying Momentum into 2026 & Beyond A technology-native insurance platform driving growth across owned and partner MGAs.

3rd Quarter 2025 Financial Results 9 Performance Drivers: Growing & Diversifying Gross Written Premium Mix 3Q25 Net Written Premium Mix 3Q25 Revenue 3Q25 (NEP, NII, Fees, Other) $ Million n Service and fee n NII n Commission income, net n NEP 95.5 120.6 3Q2024 3Q2025 $234.4 $311.2 3Q2024 3Q2025 n Casualty n Commercial Multi-Peril n Renters n Homeowners n Other $90.6 $117.9 3Q2024 3Q2025 n Casualty n Commercial Multi-Peril n Renters n Homeowners n Other

3rd Quarter 2025 Financial Results 10 Improving Consolidated Net Underwriting Q3 2025 Driving Factors: CAT Losses Attritional Losses Expense Ratio Combined Ratio 3Q25 vs 3Q24 Combined Ratio 2025 YTD vs 2024 YTD Improved by 27.9pt Improved by 31.5pt g CAT Loss Ratio g Net Accident Year Loss Ratio g Expense Ratio g Prior Year Development Ratio 100.0% 53.0% (0.5) % 118.3% 3Q2024 3Q2025 2024YTD 2025YTD 54.8% (2.7) % 65.6% 59.0% 27.2% 22.1% 47.3% 52.7% (2.0) % (3.8) % 52.0% 48.5% 22.8%

3rd Quarter 2025 Financial Results 11 Performance in Q3 2025 Net Income $ Million Adjusted Net Income $ Million Annualized Adjusted Return on Equity (2%) 19% (13%) —% (1.3) 18.3 (35.0) 0.2 3Q2024 3Q2025 2024YTD 2025YTD 3Q2024 3Q2025 2024YTD 2025YTD3Q2024 3Q2025 2024YTD 2025YTD (8.5) 98.1 (84.7) 51.7

3rd Quarter 2025 Financial Results $422 million shareholders equity Up 14% from year-end 2024 $16.64 4Q’24 BVPS Baldwin Transaction Gain Net Income x Gain on Sale 3Q’25 BVPS 12 Growing Book Value Per Share BVPS ($) $14.56 +3.66 (1.58)

3rd Quarter 2025 Financial Results 13 Delivering Long-term Value 2025 Outlook (in millions) $1,090-1,110 Gross Written Premium $465-468 Revenue 63-64% Net Loss Ratio $10-14 Adjusted Net Income $53-57 Net Income (Loss) 2028 Targets Compelling and Achievable >$2B Gross Written Premium >$125M Adjusted Net Income >18% Adjusted Return on Equity

Q&A

Appendix

3rd Quarter 2025 Financial Results 16 Disclaimers Non-GAAP Financial Measures This presentation includes the non-GAAP financial measures (including on a forward- looking basis) Adjusted Net Income, Diluted Adjusted Earnings (loss) per Share, Annualized Return on Equity, and Tangible Book Value per Share. Hippo defines Adjusted Net Income, as net income excluding the impact of certain items that may not be indicative of underlying business trends, operating results, or future outlook, net of tax impact. Hippo calculates the tax impact only on adjustments which would be included in calculating its income tax expense using the estimated tax rate at which the company received a deduction for these adjustments. This non-GAAP measure is an addition, and not a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP and should not be considered as an alternative to net income, operating income or any other performance measures derived in accordance with GAAP. Hippo defines Diluted Adjusted Earnings (loss) per Share as adjusted net income (loss) divided by the weighted-average common shares outstanding for the period, reflecting the dilution which could occur if equity-based awards are converted into common share equivalents as calculated using the treasury stock method. Hippo defines Annualized Adjusted Return on Equity as adjusted net income (loss) expressed on an annualized basis as a percentage of average beginning and ending stockholders’ equity during the period. Hippo defines Tangible Book Value Per Share as total stockholders’ equity, less intangible assets, divided by the outstanding number of shares of our common stock at the end of the relevant period. Reconciliations of non-GAAP measures to their most directly comparable GAAP counterparts are included in the Appendix to this presentation. Hippo believes that these non-GAAP measures of financial results (including on a forward-looking basis) provide useful supplemental information to investors about Hippo. Hippo’s management uses forward looking non-GAAP measures to evaluate Hippo’s projected financial and operating performance. However, there are a number of limitations related to the use of these non-GAAP measures and their nearest GAAP equivalents. For example other companies may calculate non-GAAP measures differently, or may use other measures to calculate their financial performance, and therefore Hippo’s non-GAAP measures may not be directly comparable to similarly titled measures of other companies. This presentation also includes certain projections of non-GAAP financial measures. Due to the high variability and difficulty in making accurate forecasts and projections of some of the information excluded from these projected measures, together with some of the excluded information not being ascertainable or accessible, Hippo is unable to quantify certain amounts that would be required to be included in the most directly comparable GAAP financial measures without unreasonable effort. Consequently, no disclosure of estimated comparable GAAP measures is included and no reconciliation of the forward looking non-GAAP financial measures is included.

Key Operating Metrics

hippo

(in millions, except per share data)	Q1'24	Q2'24	Q3'24	Q4'24	Q1'25	Q2'25	Q3'25
Net earned premium	$ 60.5	$ 64.4	$ 70.6	77.0	$ 87.3	$ 94.0	$ 99.7
Commission income, net	15.9	16.1	15.7	15.9	14.4	14.7	10.5
Service and fee income	2.8	3.0	3.0	2.8	2.8	2.9	3.1
Net investment income	5.9	6.1	6.2	6.3	5.8	5.7	7.3
Total Revenue	**$85.1**	**$ 89.6**	**$ 95.5**	**$102.0**	**$ 110.3**	**$ 117.3**	**$ 120.6**
Net Income (Loss) [1]	(35.7)	(40.5)	(8.5)	44.2	(47.7)	1.3	98.1
Adjusted Net Income (Loss) [1] [2]	(14.1)	(19.5)	(1.3)	14.7	(35.1)	17.0	18.3
Basic Earnings (Loss) per Share [1]	(1.47)	(1.64)	(0.34)	1.78	(1.91)	0.05	3.90
Diluted Earnings (Loss) per Share [1]	(1.47)	(1.64)	(0.34)	1.71	(1.91)	0.05	3.77
Diluted Adjusted Earnings (Loss) per Share [1] [2]	(0.58)	(0.79)	(0.05)	0.57	(1.41)	0.65	0.70
Net Loss Ratio	87%	94%	73%	58%	106%	47%	48%
Expense Ratio	71%	72%	55%	49%	53%	53%	52%
Combined Ratio	158%	166%	128%	107%	159%	100%	100%
Book Value Per Share (BVPS)	$14.39	$12.96	$12.94	$14.56	$12.83	$13.02	$16.64
Tangible Book Value Per Share (TBVPS) [2]	**$13.31**	**$11.96**	**$11.99**	**$13.88**	**$12.19**	**$12.46**	**$16.08**

[1] Attributable to Hippo

[2] Indicates non-GAAP financial measure; see "Reconciliation of Non GAAP Financial Measures to Their Most Directly Comparable GAAP Financial Measures"

3rd Quarter 2025 Financial Results

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3rd Quarter 2025 Financial Results 18 Reconciliation of Non-GAAP Metrics Q1’24 Q2’24 Q3’24 Q4’24 Q1’25 Q2’25 Q3’25 Net income (loss) attributable to Hippo $ (35.7) $ (40.5) $ (8.5) $ 44.2 $ (47.7) $ 1.3 $ 98.1 Adjustments Depreciation and amortization 5.6 5.9 5.9 5.8 5.6 5.3 4.7 Stock-based compensation 8.4 11.9 9.0 8.9 7.7 7.9 7.0 Fair value adjustments 1.5 0.4 0.3 (0.5) (0.5) 0.3 — Other one-off transactions 2.5 2.8 0.2 2.4 (0.2) 1.0 (0.3) Impairment and restructuring 3.6 — — — — 1.2 3.8 Gain on sale of a business — — (8.2) (46.1) — — (95.0) Adjusted net income (loss) $ (14.1) $ (19.5) $ (1.3) $ 14.7 $ (35.1) $ 17.0 $ 18.3 Diluted Adjusted Earnings (Loss) Per Share Adjusted net income (loss) (14.1) (19.5) (1.3) 14.7 (35.1) 17.0 18.3 Weighted-average common shares outstanding, diluted 24,225,650 24,633,960 25,068,472 25,889,665 $ 24,978,901 $ 26,023,780 $ 26,025,069 Diluted Adjusted Earnings (loss) $ (0.6) $ (0.8) $ (0.1) $ 0.6 $ (1.4) $ 0.7 $ 0.7 $(14.1)M $(19.5)M $(1.3)M $14.7M $(35.1)M $17.0M $18.3M Adjusted Net Income (Loss)

3rd Quarter 2025 Financial Results 19 Reconciliation of Non-GAAP Metrics Q1’24 Q2’24 Q3’24 Q4’24 Q1’25 Q2’25 Q3’25 Annualized Adjusted net income (loss) $ (56.4) $ (78.0) $ (5.2) $ 58.8 $ (140.4) $ 68.0 $ 73.2 Average Hippo Stockholders' Equity 364.6 336.9 324.5 344.3 342 328 377 Annualized Adjusted Return on Equity (15%) (23%) (2%) 17% (41%) 21% 19% Tangible Book Value Per Share Hippo Stockholders' Equity $ 351.2 $ 322.6 $ 326.4 $ 362.1 $ 322.8 $ 332.5 $ 421.5 Less: Intangible assets 26.2 25.0 23.8 17.0 16.1 14.3 14.0 Tangible stockholders’ equity $ 325.0 $ 297.6 $ 302.6 $ 345.1 $ 306.7 $ 318.2 $ 407.5 Shares outstanding 24,409,724.0 24,891,528.0 25,232,297.0 24,866,803.0 25,157,214.0 25,543,053.0 25,337,366.0 Tangible book value per share $ 13.3 $ 12.0 $ 12.0 $ 13.9 $ 12.2 $ 12.5 $ 16.1 Annualized Adjusted Return on Equity

Underwriting

hippo

Net Loss, Expense, And Combined Ratio

	Q1'24	Q2'24	Q3'24	Q4'24	Q1'25	Q2'25	Q3'25
Net Earned Premium	**$60.5**	**$64.4**	**$70.6**	**$77.0**	**$87.3**	**$94.0**	**$99.7**
Catastrophe losses	15.4	21.5	16.1	4.8	53.4	8.0	-0.3
Non-catastrophe losses	37.2	38.9	35.5	39.6	39.0	36.5	47.8
Loss and loss adjustment expenses	$52.6	$60.4	$51.6	$44.4	$92.4	$44.5	$47.5
Catastrophe losses	25%	34%	23%	6%	61%	8%	0%
Non-catastrophe losses	62%	60%	50%	52%	45%	39%	48%
Net loss ratio	**87.0%**	**94.0%**	**73.0%**	**58.0%**	**106%**	**47%**	**48%**
Insurance related expenses	$20.8	$24.5	$22.6	$20.9	$30.2	$32.8	$32.9
Technology and development	8.3	7.8	7.0	7.6	8.1	8.1	8.0
Sales and marketing	14.4	13.4	12.5	10.9	8.9	9.2	8.0
General administrative	18.3	19.9	15.3	17.2	16.5	17.4	16.5
Less: commission income, net and service and fee income	(18.7)	(19.1)	(18.7)	(18.7)	(17.2)	(17.6)	-13.6
Total net expenses	**$43.1**	**$46.5**	**$38.7**	**$37.9**	**$46.5**	**$49.9**	**$52**
Expense Ratio	**71.2%**	**72.2%**	**54.8%**	**49.2%**	**53.3%**	**53.1%**	**52.0%**
Combined Ratio	**158.2%**	**166.2%**	**127.8%**	**107.2%**	**159.3%**	**100.1%**	**100.0%**
Prior accident year developments							
Loss and loss adjustment expenses	—	(1.9)	(1.9)	(2.1)	(3.1)	(7.0)	(0.5)
Net loss ratio	—%	(3.0%)	(2.7%)	(2.7%)	(3.6%)	(7.4%)	(0.5%)
Net accident year loss ratio	87.0%	97.0%	75.7%	60.7%	109.6%	54.4%	48.5%
Net accident year loss ratio x catastrophe	62.0%	63.0%	52.7%	54.7%	48.6%	46.4%	48.5%

3rd Quarter 2025 Financial Results

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3rd Quarter 2025 Financial Results 21 Underwriting Q1’24 Q2’24 Q3’24 Q4’24 Q1’25 Q2’25 Q3’25 Gross Losses and LAE $121.1 $123.2 $106.3 $99.5 $211.8 $87.8 $100.6 Gross Earned Premium 206.7 212.2 213.4 221.5 222.8 238.5 253.0 Gross Loss Ratio 59% 58% 50% 45% 95% 37% 40% Net Losses and LAE $52.6 $60.4 $51.6 $44.4 $92.4 $44.5 $47.5 Net Earned Premium 60.5 64.4 70.6 77.0 87.3 94.0 99.7 Net Loss Ratio 87% 94% 73% 58% 106% 47% 48% Gross & Net Loss Ratio

3rd Quarter 2025 Financial Results 22 Underwriting Q1’24 Q2’24 Q3’24 Q4’24 Q1’25 Q2’25 Q3’25 Gross Written Premium (in millions) Homeowners $97.0 $118.7 $111.3 $96.1 $87.1 $100.0 $101.0 Renters 29.0 33.8 52.9 31.3 35.0 44.2 59.3 Commercial Multi-Peril 31.3 49.6 29.6 41.0 50.7 83.3 66.0 Casualty 33.0 39.5 32.2 32.9 34.3 64.9 76.3 Other 4.4 16.1 8.4 4.3 3.8 6.2 8.6 Total $194.7 $257.7 $234.4 $205.6 $210.9 $298.6 $311.2 Net Written Premium (in millions) Homeowners $95.4 $68.1 $78.2 $65.5 $52.7 $63.0 $75.7 Renters 5.0 5.4 8.7 5.5 37.2 19.5 26.4 Commercial Multi-Peril 7.5 8.9 2.3 10.4 12.5 26.0 13.6 Casualty 0.6 0.6 0.4 0.4 1.1 1.5 3.7 Other 0.3 10.8 1.0 (2.6) (3.2) (3.1) (1.5) Total $108.8 $93.8 $90.6 $79.2 $100.3 $106.9 $117.9 Net Earned Premium (in millions) Homeowners $49.1 $51.9 $57.1 $62.7 $61.6 $62.3 $63.9 Renters 4.9 5.3 5.7 6.4 16.6 18.7 18.7 Commercial Multi-Peril 4.1 4.6 4.1 6.2 6.6 11.9 13.8 Casualty 0.6 0.5 0.4 0.4 0.5 0.8 3.2 Other 1.8 2.1 3.3 1.3 2.0 0.3 0.1 Total $60.5 $64.4 $70.6 $77.0 $87.3 $94.0 $99.7 Premium by Line of Business

Contact Information Charles Sebaski Head of Investor Relations IR@hippo.com